INDEPENDENT AUDITORS’ CONSENT

To the Board of Directors of Massachusetts Mutual Life Insurance Company

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-109620 on Form N-4 of our report dated March 6, 2003, on Massachusetts Mutual Life Insurance Company (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

February 10, 2004